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                                                                    EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of FirstEnergy Corp., Ohio Edison Company, The Cleveland Electric Illuminating Company and The Toledo Edison Company on Form 10-K/A, as amended, for the year ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each undersigned officer of each of the Companies does hereby certify, pursuant to 18 U.S.C. Section 1350, as adoPTEd pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                     /s/H. Peter Burg
                                              ----------------------------------
                                                        H. Peter Burg
                                                    Chief Executive Officer
                                                        August 18, 2003


                                                     /s/Richard H. Marsh
                                              ----------------------------------
                                                        Richard H. Marsh
                                                      Chief Financial Officer
                                                        August 18, 2003

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